                                                                 EXHIBIT 10.1

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                              CREDIT AGREEMENT




                                   between




                         SOUTHWEST BANK OF ST. LOUIS



                                     and



                           ZOLTEK COMPANIES, INC.,
                             ZOLTEK CORPORATION,
                           CAPE COMPOSITES, INC.,
                     ENGINEERING TECHNOLOGY CORPORATION,
                          ZOLTEK PROPERTIES, INC.,
                                     AND
                     HARDCORE COMPOSITES OPERATIONS, LLC





                          Dated as of May 11, 2001





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                              CREDIT AGREEMENT
                              ----------------

     THIS CREDIT AGREEMENT (this "Agreement") is made as of the 11th day of May, 2001 by and between ZOLTEK COMPANIES, INC., a Missouri corporation having its chief executive office and principal place of business located at 3101 McKelvey Road, St. Louis, Missouri 63044 ("Parent"), ZOLTEK CORPORATION, a Missouri corporation, CAPE COMPOSITES, INC., a California corporation, ENGINEERING TECHNOLOGY CORPORATION, a Missouri corporation, ZOLTEK PROPERTIES, INC., a Missouri corporation, and HARDCORE COMPOSITES OPERATIONS, LLC, a Delaware limited liability company (individually and collectively hereinafter "Borrowers"; all references to "Borrowers" or "Borrower" shall mean each and all of the Borrowers) and SOUTHWEST BANK OF ST. LOUIS (the "Bank"), with an office at 13205 Manchester Road, St. Louis, Missouri 63131.

SECTION 1. DEFINITIONS

     1.01.  CERTAIN DEFINED TERMS. When used herein, the following terms shall
            ----------------------
have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

     Account Debtor - Any Person who is or may become obligated under or on
     --------------
account of an Account.

     Accounts - All accounts (as defined in the Code), contract rights,
     --------
chattel paper, instruments and documents, in which the Borrowers now have or hereafter acquire an interest.

     Affiliate - A Person (i) which owns or otherwise has an interest in 5%
     ---------
or more of any stock or membership interest of any of the Borrowers, or (ii) which owns or otherwise has an interest in 5% or more of the stock or other ownership units of any entity in which any Borrower (or any shareholder, director, officer, employee or direct or indirect subsidiary of any Borrower or any combination thereof) owns or otherwise has an interest in, or (iii) which, directly or through one or more intermediaries, is controlled by, controls, or is under common control with any Borrower. For purposes of subpart (iii) above, "control" means the ability, directly or indirectly, to affect the management or policies of a Person by virtue of an ownership interest, by right of contract or any other means.

     Agreement - This Credit Agreement, as the same may be amended or
     ---------
otherwise modified from time to time.

     Assignment of Life Insurance Policy - The Assignment of Life Insurance
     -----------------------------------
Policy to be executed by Parent pursuant to which Parent shall pledge, as security for the Obligations, a life insurance policy on the life of Zsolt Rumy ("Rumy"), such policy to provide for a death benefit in the amount of $10,000,000.00 or greater.

     Borrowing Base - At any date of determination, an amount equal to: (i)
     --------------
eighty percent (80%) of the face amount of Eligible Accounts outstanding at such date; plus (ii) the Eligible Inventory Advance Amount; minus (iii) the
           ----                                             -----
aggregate undrawn face amount of all outstanding letters of credit issued by the Bank for the account of any one or more of the Borrowers. In no event, however, shall the Borrowing Base exceed Ten Million Dollars ($10,000,000.00).

     Business Day - Means any day other than Saturday, Sunday or other day
     ------------
on which commercial banks in St. Louis, Missouri are authorized or required by law to close.


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     Capital Expenditures - Expenditures made and liabilities incurred for
     --------------------
the direct or indirect acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including, without limitation, payments with respect to capitalized lease obligations.

     Closing Date - The date on which all of the conditions precedent set
     ------------
forth in Section 4 are satisfied and the initial Loan is made hereunder.
         ---------

     Code - The Uniform Commercial Code as adopted and in force in the State
     ----
of Missouri, as from time to time amended.

     Collateral - All personal and real property in which a security
     ----------
interest or other lien has been granted to or for the benefit of the Bank pursuant to the Security Agreement, the Second Leasehold Deed of Trust or any of the other Loan Documents or which otherwise secures the payment or performance of any of the Obligations.

     Current Ratio - means the ratio of current assets to current
     -------------
liabilities as determined by GAAP.

     Debt - With respect to the Borrowers means, without duplication, (i)
     ----
indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which any Borrower is liable, contingently or otherwise, as an obligor, guarantor or otherwise, or in respect of which any Borrower otherwise assures a creditor against loss,
(ii) all other obligations or items which, in accordance with GAAP, would be shown on the liability side of a balance sheet as of the date of incurrence thereof, (iii) obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which obligations any Borrower is liable, contingently or otherwise, as an obligor, guarantor or otherwise, or in respect of which obligations any Borrower otherwise assures a creditor against loss, and (iv) unfunded vested benefits under each Plan maintained for employees of any Borrower.

     Debt Coverage Ratio - At any date of determination means the ratio of
     -------------------
Parent's consolidated EBITDA to principal and interest paid by Parent and its subsidiaries in connection with any of Parent's and/or its subsidiaries Indebtedness, on a rolling four quarter basis, but excluding any unscheduled principal payments made by Parent or any of its subsidiaries on any revolving credit debt of Parent or any of its subsidiaries.

     Default - An event or condition, the occurrence of which would, with
     -------
the lapse of time or the giving of notice, or both, become an Event of Default.

     Default Rate - As defined in Section 3.01(b) of this Agreement.
     ------------                 ---------------

     EBITDA - For any period means net income for any Person as determined
     ------
in accordance with GAAP for such period plus all amounts deducted in the computation thereof on account of (a) interest expense, (b) depreciation and amortization expenses and other non-cash charges and (c) income and taxes.

     Eligible Account - An Account arising in the ordinary course of the
     ----------------
Borrowers' business from the sale of goods or the rendering of services which the Bank, in its reasonable credit judgment, deems to be an Eligible Account. To be an Eligible Account, such Account must be subject to the Bank's perfected first priority security interest and no other lien (other than Permitted Liens), and must be evidenced by an invoice or other documentary evidence reasonably satisfactory to the Bank. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:


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     (i)      it remains unpaid more than ninety (90) days after the
              original invoice date; or

     (ii) Twenty-five percent (25%) or more of the Accounts from the Account Debtor are not Eligible Accounts; or

     (iii) The Account Debtor is also any Borrower's creditor or supplier, or has disputed liability with respect to such Account, or has made any claim with respect to such Account, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor, but only to the extent of any offset, dispute or claim; or

     (iv) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

     (v) it arises from a sale to an Account Debtor outside the United States unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to the Bank in its sole reasonable discretion; or

     (vi) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or

     (vii) the Bank believes, in its reasonable credit judgment, that collection of such Account is insecure or that payment thereof is doubtful or will be materially delayed by reason of the Account Debtor's financial condition; or

     (viii) the goods giving rise to such Account have not been shipped to the Account Debtor in accordance with the Account Debtor's instructions in respect of such goods, or such goods are otherwise nonconforming goods, or the services giving rise to such Account have not been properly performed by the applicable Borrower; or

     (ix) the total unpaid Accounts of the Account Debtor exceed a credit limit determined by the Bank in its reasonable discretion (which credit limit shall be disclosed by the Bank to the Borrowers at least thirty (30) days prior to it becoming effective and which credit limit may be based upon the extent to which the total unpaid Accounts of such Account Debtor are excessive relative to all other unpaid Accounts and upon such other customary credit criteria as the Bank reasonably deems appropriate), but only to the extent such Account exceeds such limit; or

     (x) the Account is evidenced by chattel paper or an instrument of any kind (unless such instrument has been endorsed by the applicable Borrower and delivered to the Bank), or has been reduced to judgment; or

     (xi) any Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of any Borrower's business for prompt payment and which discounts or allowances are


                                  - 3 -

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              reflected in the calculation of the face value of each invoice related to such Account, but only to the extent of such deduction, discount or allowance; or

     (xii) it arises out of a sale made by any Borrower to any subsidiary, direct or indirect, of any Borrower or any Affiliate of any Borrower or to a Person controlled by an Affiliate of any Borrower.

     Eligible Inventory - Such inventory of the Borrowers which the Bank, in
     ------------------
the exercise of its reasonable credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no inventory shall be Eligible Inventory unless, in the Bank's opinion, it (i) is in good, new and saleable condition, (ii) is not obsolete or unmerchantable,
(iii) meets all standards imposed by any applicable governmental agency or authority, (iv) conforms in all material respects to the warranties and representations set forth in this Agreement and the Security Agreement, (v) is at all times subject to the Bank's duly perfected, first priority security interest and no other lien (other than Permitted Liens), and (vi) is situated at a location in compliance with Section 6.01(m) hereof.
                                             ---------------

     Eligible Inventory Advance Amount - Subject always to the limitations
     ---------------------------------
of the Maximum Inventory Advance, an amount equal to the product of (a) the Eligible Inventory Advance Rate, times (b) the net amount of the Borrowers'
                                 -----
Eligible Inventory, calculated at cost, on a first-in, first-out basis.

     Eligible Inventory Advance Rate - With respect to all Eligible
     -------------------------------
Inventory, fifty percent (50%) (measured at cost).

     Environmental Laws - All federal, state, local and other applicable
     ------------------
statutes, ordinances, rules, regulations, judicial orders or decrees, common law theories of liability, governmental or quasi-governmental directives or notices or other laws or matters now or hereafter relating in any respect to occupational safety, health or environmental protection.

     ERISA - The Employee Retirement Income Security Act of 1974, as amended
     -----
from time to time, and all rules and regulations from time to time promulgated thereunder.

     Event of Default - As defined in Section 7.01 of this Agreement.
     ----------------                 ------------

     GAAP - Means generally accepted accounting principles set forth from
     ----
time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

     Hazardous Substance - Any hazardous, toxic, dangerous or otherwise
     -------------------
environmentally unsound substance, waste or other material, in whatever form, as defined or described in, or contemplated by, any Environmental Law and any other hazardous, toxic, dangerous or otherwise environmentally unsound substance, waste or other material in whatever form, or any other substance, waste or other material regulated by any Environmental Law.

     Indebtedness - With respect to the Borrowers shall mean indebtedness
     ------------
for borrowed money or for the deferred purchase price of property or services (but excluding trade accounts payable incurred in the ordinary course of the Borrowers' business) in respect of which any Borrower is liable, contingently or otherwise, as an obligor, guarantor or otherwise, or in respect of which any Borrower otherwise assures a creditor against loss.


                                  - 4 -

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     Inventory Turn Ratio - At any date of determination means the ratio of
     --------------------
the Borrowers' cost of sales (as calculated in accordance with GAAP) for the previous four quarters (on a rolling forward basis) to the aggregate value of Borrowers' inventory, as valued on the consolidated balance sheet of Parent as of the date of such determination.

     Landlord's Waiver - An agreement in form reasonably acceptable to the
     -----------------
Bank from any landlord who leases any real property to any Borrower whereby such landlord waives any landlord's or other lien it may have on any of the Collateral, allows Bank access to the leases premises and contains such other matters as are reasonably requested by the Bank.

     Loan Account - The loan account or accounts established on the books of
     ------------
the Bank pursuant to Section 2.05 hereof and in which the Bank will record
                     ------------
all Loans, payments made on such Loans and other appropriate debits and credits as provided by this Agreement.

     Loan Documents - This Credit Agreement, the Notes, the Security
     --------------
Agreement, the Second Leasehold Deed of Trust and any other agreements or documents now or hereafter evidencing, securing or otherwise relating to any of the transactions described in or contemplated by this Agreement, as the same may be amended, renewed, replaced, consolidated or otherwise modified from time to time.

     Loans - All Revolving Credit Loans and the Term Loan.
     -----

     Maximum Inventory Advance - From the period from the Closing Date
     -------------------------
through and including the one year anniversary thereof (the "Inventory Adjustment Date"), the maximum inventory advance on Eligible Inventory shall not exceed Seven Million Dollars ($7,000,000.00). After the Inventory Adjustment Date, the maximum inventory advance on Eligible Inventory shall not exceed Five Million Dollars ($5,000,000.00).

     Mortgagee's Waiver - An agreement in form reasonably acceptable to the
     ------------------
Bank from any mortgagee who has a mortgage or like lien on any of the Borrower's real property, whereby such mortgagee waives any mortgage lien on the Collateral and consents to the security interest of Bank on the Collateral, allows Bank access to the mortgaged premises and contains such other matters as are reasonably requested by the Bank.

     Notes - The Revolving Credit Note and the Term Loan Note.
     -----

     Obligations - All Loans and all other advances, debts, liabilities,
     -----------
obligations, covenants and duties owing, arising, due or payable from the Borrowers to the Bank of any kind or nature, present or future, whether or not evidenced by any note, letter of credit, guaranty or other instrument, whether arising under this Agreement or any of the other Loan Documents or otherwise and whether direct or indirect (including, without limitation, those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired, and all replacements, renewals, extensions and other modifications of any of the foregoing. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to the Borrowers under any of the Loan Documents.

     Permitted Debt - Without duplication, any of the following:
     --------------

     (i) Debt to trade creditors and normal expense accruals incurred in the ordinary course of the Borrowers' business;

     (ii)    Debt to the Bank;


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     (iii)   Debt secured by Permitted Liens;

     (iv) Debt which is subordinated to the Obligations pursuant to the terms of a subordination agreement satisfactory to the Bank in its sole discretion;

     (v)     Debt existing on the date of this Agreement and disclosed on
             Schedule 1.01 (Existing Permitted Debt) of this Agreement (and any
             ---------------------------------------
             extensions, renewals, refinancings and replacements thereof in a principal amount not in excess of the amount of such Debt outstanding immediately prior to the effectiveness of such extension, renewal, refinancing or replacement);

     (vi) Debt incurred by any Borrower resulting solely from such Borrower's guaranty of the debt or other obligations of another Borrower; and

     (vii)   other Debt approved in advance by the Bank in writing.

     Permitted Liens - Any of the following:
     ---------------

     (i) liens for taxes, assessments or governmental charges not delinquent or being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on the Borrowers' books;

     (ii) liens arising out of deposits in connection with workers' compensation, unemployment insurance, old age pensions or other social security or retirement benefits legislation;

     (iii) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of the Borrowers' business;

     (iv) liens imposed by law, such as mechanics', workers', materialmen's, carriers' or other like liens arising in the ordinary course of the Borrowers' business which secure the payment of obligations which are not past due or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on the Borrowers' books;

     (v) liens existing on the Closing Date, after the funding of the initial Loan hereunder, and described on Schedule 5.01(p), and any
                                                      ----------------
             extensions, renewals or replacements thereof provided that no additional property shall be encumbered by such liens and the unpaid principal amount of the Debt secured thereby shall not be increased on or after the date of any such extension, renewal or replacement;

     (vi) purchase money security interests for the purchase of equipment to be used in the Borrowers' business, securing solely the equipment so purchased, and which do not violate any provision of this Agreement including the limits on Borrowers' right to make Capital Expenditures;

     (vii) liens of commercial depository institutions, arising in the ordinary course of business and not securing Debt, constituting a statutory or common law right of setoff against amounts on deposit with such institution;

     (viii) capitalized leases which do not violate any provision of this Agreement;


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     (ix)    liens in favor of the Bank; and

     (x) rights of way, zoning restrictions, easements and similar encumbrances affecting the Borrowers' real property which do not materially interfere with the use of such property.

     Person - An individual, corporation, partnership, trust, governmental
     ------
entity or any other entity, organization or group whatsoever.

     Plan - An employee benefit plan (as defined in Section 3(3) of ERISA)
     ----                                           ------------
now or hereafter maintained for employees of any of the Borrowers.

     Prime Rate - The rate of interest announced by the Bank from time to
     ----------
time as its prime rate or other designation in replacement of the prime rate announced by the Bank. Such rate may not be the lowest rate offered by the Bank.

     Requirement of Law - As to any person, the certificate of incorporation
     ------------------
and bylaws or other organizational or governing documents of such person, and any law, treaty, rule, regulation or determination of any arbitrator or a court or other authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     Revolving Credit Loan - A Loan made by the Bank as provided in
     ---------------------
Section 2.02 of this Agreement.
------------

     Revolving Credit Note - The Revolving Credit Note to be executed by the
     ---------------------
Borrowers on the Closing Date in favor of the Bank to evidence the Revolving Credit Loans made pursuant to Section 2.02 of this Agreement, which shall be
                              ------------
in the form of Exhibit A attached hereto, as the same may be amended,
               ---------
renewed, replaced, consolidated or otherwise modified from time to time after execution and delivery thereof.

     Second Leasehold Deed of Trust - The leasehold deeds of trust to be
     ------------------------------
executed by Zoltek Properties, Inc. on or about the Closing Date in favor of the Bank and by which Zoltek Properties, Inc. shall grant to the Bank, as security for the Obligations, a lien upon the real property leased by Zoltek Properties, Inc. and located at 11 Missouri Research Park, St. Charles, Missouri 63044 (the "Real Property").

     Security Agreement - The Security Agreement to be executed by the
     ------------------
Borrowers on the Closing Date in favor of the Bank and by which the Borrowers shall grant to the Bank, as security for the Obligations, a security interest in all of the Borrowers' presently owned or hereafter acquired personal property, including, without limitation, all of the Borrowers' inventory, Accounts, equipment and general intangibles.

     Special Deposit Account - A deposit account established by the
     -----------------------
Borrowers pursuant to Section 3.07 of this Agreement.
                      ------------

     Term Loan - The Loan described in Section 2.03 of this Agreement.
     ---------                         ------------

     Term Loan Note - The Term Loan Note to be executed by the Borrowers on
     --------------
or about the Closing Date in favor of the Bank to evidence the Term Loan made pursuant to Section 2.03 of this Agreement, which shall be in the form
                 ------------
of Exhibit B attached hereto, as the same may be amended, renewed, replaced,
   ---------
consolidated or otherwise modified from time to time after execution and delivery thereof.


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     Working Capital - At any date of determination means the Borrowers'
     ---------------
total current tangible assets minus the Borrowers' total current liabilities.

     1.02.  ACCOUNTING TERMS. All accounting terms not specifically defined
            -----------------
herein shall be construed in accordance with GAAP consistent (except for changes in accordance with GAAP which are concurred in by Parent's independent certified public accountants) with that applied in preparation of the financial statements referred to in Section 4.03(b) hereof, and all
                                           ---------------
financial data pursuant to the Agreement shall be prepared in accordance with such principles.

     1.03.  OTHER INTERPRETIVE PROVISIONS. This Agreement and the other Loan
            -----------------------------
Documents are the result of negotiations among and have been reviewed by counsel to the Bank, the Borrowers and the other parties thereto, and are the products of all parties. Accordingly, they shall not be construed against the Bank merely because of the Bank's involvement in their preparation. The section titles, table of contents and list of exhibits and schedules appear as a matter of convenience only and shall not affect the interpretation of this Agreement.

SECTION 2.  CREDIT FACILITY

     2.01.  TOTAL CREDIT FACILITY. Subject to the following terms and
            ----------------------
conditions of this Agreement, the Bank agrees to make a total credit facility of up to $14,000,000.00 available to the Borrowers.

     2.02.  REVOLVING CREDIT LOANS.
            -----------------------

            (a) The Bank agrees, subject to the terms and conditions of this Agreement, to make Revolving Credit Loans to the Borrowers from time to time after the date hereof, for so long as there exists no Default or Event of Default, up to a maximum principal amount at any time outstanding equal to the Borrowing Base at such time. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow under this Section 2.02.
                                                        ------------

            (b) A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) the Borrowers shall give the Bank notice (whether in writing, by telephone or otherwise) of its intention to borrow, in which notice the Borrowers shall specify the amount of the proposed borrowing and the proposed borrowing date; (ii) the becoming due of any amount required to be paid under this Agreement or any Note as interest shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest if such amount is not otherwise timely paid by the Borrowers; and (iii) the becoming due of any other Obligations shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount then so due if such amount in not otherwise timely paid by the Borrowers. For purposes of subpart (i) above, the Borrowers agree that the Bank may rely and act upon any request for a Revolving Credit Loan from any individual who the Bank, absent gross negligence or willful misconduct, believes to be an authorized representative of any of the Borrowers.

            (c) The Revolving Credit Loans shall be used by the Borrowers solely for (i) repaying certain indebtedness of the Borrowers to Firstar Bank, N.A., (ii) paying certain costs and expenses in connection with the closing of the transactions contemplated by this Agreement, and (iii) the Borrowers' general working capital needs and general corporate purposes to the extent not inconsistent with the terms of this Agreement.

     2.03.  TERM LOAN. The Bank shall make a Term Loan to the
            ----------
Borrowers in the principal amount of Four Million Dollars ($4,000,000.00), which shall be evidenced by and repayable in accordance with the terms of the Term Loan Note. The Term Loan shall be funded on the Closing Date concurrently with


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the Bank's initial Revolving Credit Loan. The proceeds of the Term Loan shall be used by the Borrowers solely for purposes of (i) repaying certain indebtedness of the Borrowers to Firstar Bank, N.A., (ii) paying certain costs and expenses in connection with the closing of the transactions contemplated by this Agreement, and (iii) the Borrowers' general working capital needs and general corporate purposes to the extent not inconsistent with the terms of this Agreement.

     2.04.  ALL LOANS TO CONSTITUTE ONE OBLIGATION; CROSS DEFAULT. All Loans
            ------------------------------------------------------
and all other Obligations of the Borrowers, whether under this Agreement, the Loan Documents, or any other agreement or instrument executed by any of the Borrowers in favor of the Bank, shall constitute one general obligation of the Borrowers and shall be secured by the Bank's security interest in and lien upon all of the Collateral, and by all other security interests and liens heretofore, now or at any time or times hereafter granted by the Borrowers to the Bank. A default under any one or more of the Loan
Documents, this Agreement or any other agreement between the Bank and the Borrowers shall constitute an event of default under any other agreement between any Borrower and the Bank.

     2.05.  LOAN ACCOUNT. The Bank shall enter all Revolving Credit Loans
            -------------
as debits to the Loan Account and shall also record in the Loan Account all payments made by the Borrowers on account of Revolving Credit Loans and all proceeds of Collateral which are finally paid to the Bank, and may record therein, in accordance with customary accounting practice, all charges and expenses properly chargeable to the Borrowers hereunder.

SECTION 3. INTEREST, FEES, REPAYMENT AND TERM

     3.01.  INTEREST AND CHARGES.
            ---------------------

            (a) Interest shall accrue on the principal amount of the Revolving Credit Note outstanding and the Term Loan Note outstanding at the end of each day at a fluctuating rate per annum equal to the Prime Rate in effect on such day. After the date hereof, the foregoing fluctuating rate of interest shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Prime Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Prime Rate becomes effective. Interest shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days), commencing on the date the initial Loan is made.

            (b) Upon or after the occurrence and during the continuation of any Event of Default, the principal amount of the Obligations shall bear interest, calculated daily (computed on the actual days elapsed over a year of 360 days), at a fluctuating rate per annum equal to two percent (2.0%) above the interest rate that would otherwise apply under Section
                                                                -------
3.01(a) (the "Default Rate").
-------

            (c) In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Notes and charged or collected pursuant to the terms of this Agreement or any other Loan Documents exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable thereto. In the event that such a court determines that the Bank has charged or received interest hereunder or under the other Loan Documents in excess of the highest applicable rate, the Bank shall apply such excess to any other Obligations then due and payable, whether principal, interest, fees or otherwise, and shall refund the remainder of such excess interest, if any, to the Borrowers, and such rate shall automatically be reduced to the maximum rate permitted by such law.

     3.02.  TERM OF AGREEMENT. Subject to the Bank's right to cease making
            ------------------
Loans to the Borrowers at any time upon or after the occurrence and during the continuation of any Default or Event of Default, the Borrowers shall be entitled to request advances under the Revolving
Credit Note for the period from the Closing Date to and including the day of the second anniversary of the Closing Date. In no event may the Borrowers terminate this Agreement until the Borrowers have repaid all Loans and otherwise paid and performed their Obligations hereunder. All indemnities given by the Borrowers to the Bank under any of the Loan Documents shall survive the repayment of the Loans and the termination of this Agreement.

     3.03.  PAYMENTS. Except where evidenced by notes or other instruments
            ---------
issued or made by the Borrowers to the Bank specifically containing payment provisions which are in conflict with this Section 3.03 (in which event the
                                           ------------
conflicting provisions of such notes or other instruments shall govern and control), that portion of the Obligations consisting of:

            (a) Principal payable on account of the Loans shall be payable by the Borrowers to the Bank immediately upon the earliest to occur of (i)
the date or dates for payment as specified in the Notes, (ii) the occurrence of any event described in Section 3.04 hereof which requires the payment of
                          ------------
principal on the Loans, (iii) the occurrence and continuance of an Event of Default in consequence of which the Bank elects to accelerate the maturity and payment of any of the Obligations, (iv) termination of this Agreement for any reason or (v) May 10, 2003 (the "Maturity Date"); provided, however, that if the principal balance of Revolving Credit Loans outstanding at any time shall exceed the Borrowing Base at such time, the Borrowers shall, on demand, repay the Revolving Credit Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Revolving Credit Loans by an amount equal to such excess;

            (b) Interest accrued on the Loans shall be due on the earliest to occur of (i) the first day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the occurrence and continuance of an Event of Default in consequence of which the Bank elects to accelerate the maturity and payment of the Obligations, (iii) termination of this Agreement for any reason or
(iv) the Maturity Date; provided, however, that the Borrowers hereby irrevocably authorize the Bank, in the Bank's sole discretion, to advance to or on behalf of the Borrowers, and to charge to the Borrowers' Loan Account as a Revolving Credit Loan, a sum sufficient each month to pay all interest accrued on the Obligations during the immediately preceding month to the extent such interest is not otherwise timely paid by the Borrowers;

            (c) Costs, fees and expenses payable pursuant to this Agreement or the other Loan Documents shall be payable by the Borrowers, on demand, to the Bank or to any other Person designated by the Bank and the Borrowers hereby authorize the Bank, in the Bank's sole discretion, to advance to or on behalf of the Borrowers, and to charge the Borrowers' Loan Account as a Revolving Credit Loan, all such costs, fees and expenses to the extent not otherwise timely paid by the Borrowers; and

            (d) The balance of the Obligations requiring the payment of money, if any, shall be payable by the Borrowers to the Bank as and when provided in this Agreement or the other Loan Documents, or if no specific provision for payment is made, on demand.

     3.04.  MANDATORY PREPAYMENT. If any Borrower sells any of its equipment or
            ---------------------
real property, or if any of the Collateral is taken by condemnation or other governmental taking, such Borrower shall pay the Bank, unless otherwise agreed by the Bank, as a mandatory prepayment of the Term Loan, a sum equal to the proceeds received by such Borrower from such sale or condemnation. If the Term Loan shall have been paid in full, then such proceeds shall be applied to reduce the outstanding principal balance of the Revolving Credit Loans. Notwithstanding the foregoing, no such payment shall be required to the extent that (i) such proceeds are from the disposition of equipment and, within sixty (60) days of such disposition, such Borrower uses all or substantially all of such proceeds to replace such equipment with substantially similar or otherwise comparable equipment, or (ii) the sale proceeds of such equipment and/or real property does not, in the aggregate, exceed $250,000.00 in any fiscal year of the Borrowers.

     3.05.  MANDATORY PRINCIPAL PAYMENT ON TERM LOAN. The Borrowers shall,
            -----------------------------------------
within twelve (12) months of the date of this Agreement, reduce the principal balance of the Term Loan by making a principal payment on such Term Loan in an amount equal to or greater than Five Hundred Thousand Dollars ($500,000.00).

     3.06.  APPLICATION OF PAYMENTS AND COLLECTIONS. The Borrowers irrevocably
            ----------------------------------------
waive the right to direct the application of any and all payments and collections at any time or times hereafter received by the Bank from or on behalf of the Borrowers, and the Borrowers do hereby irrevocably agree that the Bank shall have the continuing exclusive right to apply and reapply any and all payments and collections received by the Bank or its agent at any time or times hereafter by the Bank or its agent against the Obligations, in such manner as the Bank may deem advisable, notwithstanding any entry by the Bank upon any of its books and records. If as the result of collections of Accounts as authorized by Section 3.07 hereof a credit balance exists in the
                          ------------
Loan Account, such credit balance shall not accrue interest in favor of the Borrowers, but shall be available to the Borrowers, on the second Business
Day after the Business Day on which the Bank receives immediately available funds in respect thereof, for so long as no Event of Default exists. In no event shall such credit balance be applied or be deemed to have been applied as a prepayment of the Term Loan unless so requested by the Borrowers, but the Bank may set-off such credit balance against the Obligations upon or after the occurrence and during the continuation of an Event of Default.

     3.07.  COLLECTION OF ACCOUNTS.
            -----------------------

            (a) To expedite collection of the Accounts, the Borrowers
shall, upon the written request of the Bank, notify all of their Account Debtors to make payment of the Accounts to one or more lock-box accounts or deposit agreements (each a "Special Deposit Account") under the sole control of the Bank. All funds in the Special Deposit Account shall immediately become the property of the Bank and shall be applied by the Bank, subject to
Section 3.07(c) below, to reduce the Obligations. The Bank assumes no
---------------
responsibility for such lock-box arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted thereunder. All remittances received by the Borrowers on account of Accounts, and the proceeds of any of the other Collateral, shall be held as the Bank's property by the Borrowers as trustee of an express trust for the Bank's benefit and the Borrowers shall immediately deposit the same in the Special Deposit Account.

            (b) Upon or after the occurrence and during the continuation of any Event of Default, the Bank may notify the Account Debtors that Accounts have been assigned to the Bank and collect the Accounts directly in its own name and may charge the collection costs and expenses, including attorneys' fees, to the Borrowers. The Bank has no duty to protect, insure, collect or realize upon the Accounts or preserve rights in them.

            (c) For the purpose of computing interest hereunder, all items of payment received by the Bank shall be deemed applied by the Bank on account of the Obligations on the second Business Day after the Business Day on which the Borrowers deposit such items of payment in the Special Deposit Account; subject, however, to the Bank's right to charge the Borrowers for any uncollected items of payment.

     3.08.  STATEMENTS OF ACCOUNT. The Bank will account to the Borrowers
            ----------------------
monthly with a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by the Bank shall be deemed final, binding and conclusive upon the Borrowers unless the Bank is notified by the Borrowers in writing to the contrary within sixty (60) days after the date each statement of account is sent to the Borrowers. Such notice shall only be deemed an objection to those items specifically objected to therein.

     3.09.  CLOSING FEE; WARRANTS.
            ----------------------

            (a) The Borrowers shall pay to the Bank a closing fee of $35,000.00, which fee shall be deemed fully earned and nonrefundable at the closing of the transactions contemplated hereby and which shall be paid concurrently with the initial Loan hereunder. Such fee shall compensate the Bank for the costs associated with the origination, structuring, processing, approving and closing of the transactions contemplated by this Agreement, including, but not limited to, administrative, general overhead and lost opportunity costs, but not including any out-of-pocket or other costs, fees or expenses for which the Borrowers have agreed to reimburse the Bank pursuant to any other provision of this Agreement or the other Loan Documents or any commitment letter, letter of intent or similar agreement.

            (b) Parent shall issue warrants pursuant to a Warrant Agreement satisfactory to the Bank pursuant to which the Bank shall be granted warrants (the "Warrants") to purchase 12,500 shares of the common stock of Parent, at an exercise price of $5.00 per share, with such warrants to be exercisable by the Bank at any time during a period of five (5) years from and after the date of this Agreement.

     3.10.  CAPITAL ADEQUACY.
            -----------------

            (a) In the event that the Bank shall have determined in good faith that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority, does or shall have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank, in its sole discretion, to be material, then from time to time, after submission by the Bank to the Borrowers of a written demand therefor and a detailed calculation thereof, the Borrowers shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

            (b) A certificate of the Bank claiming entitlement to payment as set forth in Section 3.10(a) above shall be conclusive in the absence
             ---------------
of demonstrable error. Such certificate shall set forth the nature of the occurrence giving rise to such payment, the additional amount or amounts to be paid to the Bank, and the method by which such amounts were determined. In determining such amount, the Bank may use any reasonable averaging and attribution method.

     3.11. REFINANCE OF REAL PROPERTY OF BORROWERS. In the event that the Bank
           ----------------------------------------
consents to the refinancing of any of the mortgages in place with respect to any of the Borrowers' real property, or to any other increase in the outstanding principal secured by such real property, then contemporaneously with the consummation of such refinancing, the Borrowers shall pay to the Bank an amount equal to $3,000,000.00, such sum to be applied by the Bank to reduce the outstanding principal balance of the Term Loan, and in the event that the Term Loan has been or becomes at such time paid in full, then the balance of such amount shall be paid to reduce the outstanding balance of the Revolving Credit Loan.

SECTION 4.  CONDITIONS OF LENDING

     4.01. GENERAL. Notwithstanding any other provision of this Agreement or
           -------
anr of the other Loan Documents, it is understood that the Bank shall not be obligated to make any Loan under SECTION 2 of
                                 ---------
this Agreement until each of the conditions set forth in this SECTION 4 have
                                                              ---------
been and shall continue to be satisfied, in the sole reasonable discretion of the Bank:

     4.02.  LOAN DOCUMENTATION. The Bank shall have received the following
            -------------------
documents, duly executed and delivered by all parties thereto, and otherwise satisfactory in form and content to the Bank and its counsel:

            (a) Notes. The Revolving Credit Note and the Term Loan Note;
                -----

            (b) Security Agreement. The Security Agreement;
                ------------------

            (c) UCC Financing Statements. Acknowledgment copies of filed
                ------------------------
UCC-1 financing statements from the Borrowers, as debtor, to the Bank, as secured party, covering the Collateral, from such jurisdictions as the Bank reasonably deems necessary to perfect its security interest in the Collateral;

            (d) Second Leasehold Deed of Trust. The Second Leasehold Deed of
                ------------------------------
Trust, and such UCC fixture financing statements and like real property security documents as the Bank deems necessary to create, perfect and preserve a lien in favor of the Bank, as security for the Obligations, on the Real Property;

            (e) Warrants. The Warrants;
                --------

            (f) Title Insurance. A fully paid mortgagee title insurance
                ---------------
policy, in standard ALTA form, issued by a title insurance company satisfactory to the Bank, in an amount equal to not less than the fair market value of the Real Property and insuring the validity and priority of the mortgage lien thereon in favor of the Bank with no exceptions (including survey exceptions) which the Bank shall not have approved in writing and with such endorsements thereto as the Bank shall deem necessary, in its reasonable determination, to protect its interest in such property or its rights and remedies under the Loan Documents;

            (g) Survey. A survey with respect to the Real Property, which
                ------
survey shall indicate the following: (i) an accurate metes and bounds or lot, block and parcel description of such property; (ii) the correct location of all building, structures and other improvements on such property, including, without limitation, all streets; easements, rights of way and utility lines; (iii) the location of ingress and egress from such property, and the location of any set-back or other building lines affecting such property; (iv) flood plain certificate and (v) a certification by a registered land surveyor in form and substance acceptable to the Bank, certifying in the Bank's favor to the accuracy and completeness of such survey and to such other matters relating to such real property and survey as the Bank shall require;

            (h) Mortgagee's Waivers. Mortgagee's Waivers from all mortgagees
                -------------------
who have a deed of trust, mortgage or like lien on any of the Borrowers' real property;

            (i) Landlord's Waivers. Landlord's Waivers from all landlords who
                ------------------
lease any real property to any Borrower;

            (j) Assignment of Life Insurance. The Assignment of Life Insurance;
                ----------------------------

            (k) Insurance. Copies of each Borrower's property damage
                ---------
insurance policies, together with loss payable endorsements on the Bank's standard form of loss payee endorsement naming the Bank as sole loss payee thereunder, and copies of each Borrower's liability insurance policies, together with endorsements naming the Bank as an additional named insured thereunder;

            (l) Loan Disbursement Instructions; Borrowing Base Certificate.
                ----------------------------------------------------------
Written instructions from any Borrower directing the application of proceeds of the initial Loan made pursuant to this Agreement, and an initial Borrowing Base Certificate from the Borrowers reflecting that the Borrowers have sufficient Eligible Accounts and Eligible Inventory to support Revolving Credit Loans in the amount requested by the Borrowers on the date of such certificate;

            (m) Opinion of Borrowers' Counsel. The favorable written opinion
                -----------------------------
of Thompson Coburn LLP, counsel to the Borrowers, to the Bank regarding the Borrowers, the Loan Documents and the transactions contemplated by this Agreement and the other Loan Documents;

            (n) Certificate of the Borrower's Secretary. A certificate
                ---------------------------------------
executed by each Borrower's Secretary whereby such Secretary affirms that attached to such certificate is (i) an accurate copy of such Borrower's board resolutions authorizing the borrowing of monies, the granting of liens and all other matters set forth in or contemplated by this Agreement and the other Loan Documents, (ii) a copy of such Borrower's by-laws or operating agreement in effect on the Closing Date, (iii) a copy of such Borrower's articles or certificate of incorporation, articles of organization or certificate of formation and all amendments thereto, certified by the Secretary of State or other appropriate official of such Borrower's jurisdiction of incorporation or organization; and (iv) an incumbency and signature certification;

            (o) President's Certificate. A closing certificate signed by the
                -----------------------
President of each Borrower dated on the Closing Date, stating that (i)
the representations and warranties set forth in SECTION 5 hereof are true
                                                ---------
and correct on and as of such date, (ii) on such date such Borrower is in compliance with all the terms and provisions set forth in this Agreement, and (iii) on such date no Default or Event of Default has occurred or is continuing; and

            (p) Other Items. Such other agreements, documents and assurances
                -----------
as the Bank may reasonably request in connection with the transactions described in or contemplated by the Loan Documents.

     4.03.  OTHER CONDITIONS PRECEDENT TO LOANS. In addition, the Bank shall
            ------------------------------------
be under no duty to make any Loans pursuant to SECTION 2 hereof until the
                                               ---------
following conditions shall have been and shall continue to be satisfied, in the sole discretion of the Bank:

            (a) No Default or Event of Default shall exist;

            (b) Except as set forth on Schedule 4.03(b) attached hereto, since
                                       ----------------
the December 31, 2000 financial statements submitted by the Borrowers to the Bank, there shall not have occurred any material adverse change in the business, financial condition or results of operations of the Borrowers taken as a whole, or the existence or value of any material portion of the Collateral, or any event, condition or state of facts which would reasonably be expected materially and adversely to affect the actual or prospective business, financial condition or operations of the Borrowers taken as a whole;

            (c) No action, proceeding, investigation, regulation or legislation\ shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby;
and

            (d) The Borrowers shall have paid all legal fees and other closing or like costs and expenses of the Bank which the Borrowers are obligated to pay hereunder.

     4.04.  CONDITIONS PRECEDENT TO EACH REVOLVING CREDIT LOAN. Without
            ---------------------------------------------------
limiting the applicability of the conditions precedent set forth in Sections 4.01, 4.02 and 4.03 above to the Bank's obligation to make any Loan, the obligation of the Bank to make any Revolving Credit Loan after the Closing Date shall be subject to the further conditions precedent that, on the date of each such Revolving Credit Loan:

            (a) The following statements shall be true: (i) the representations and warranties contained in SECTION 5 hereof are correct in all material
                            ---------
respects on and as of the date of such Loan as though made on and as of such date, and (ii) there exists no Default or Event of Default as of such date, nor would any Default or Event of Default result from the making of the Loan requested by the Borrowers; and

            (b) The Borrowers shall have signed and sent to the Bank, if the Bank so requests, a request for advance, setting forth in writing the amount of the Revolving Credit Loan requested; provided, however, that the foregoing condition precedent shall not prevent the Bank, if it so elects in its sole discretion, from making a Revolving Credit Loan pursuant to the Borrowers' non-written request therefor; and

            (c) The Bank shall have received a completed Borrowing Base Certificate in the form of Exhibit C hereto, signed by the Borrowers,
                           ---------
and dated not more than thirty (30) days prior to the date of the Borrowers' request for such Revolving Credit Loan; provided, however, that the Bank reserves the right at any time to request and receive a more recent Borrowing Base Certificate prior to an advance under the Revolving Credit Loan; and

            (d) The Bank shall have received such other approvals, opinions or documents as it may reasonably request.

The Borrowers agree that the making of a request by the Borrowers for a Revolving Credit Loan, whether in writing, by telephone or otherwise, shall constitute a certification by the Borrowers and the person(s) executing or giving the same that all representations and warranties of the Borrowers herein are true in all material respects as of the date thereof and that all required conditions to the making of the Revolving Credit Loan have been met.

SECTION 5.  REPRESENTATIONS AND WARRANTIES

     5.01.  REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The
            ------------------------------------------------
Borrowers, jointly and severally, hereby represent, warrant and covenant to the Bank as follows:

            (a) Organization, Existence, Compliance with Law. Each of the
                --------------------------------------------
Borrowers (i) is a corporation or limited liability company duly incorporated or organized, validly existing and in good standing under the laws of the state of its incorporation or organization, (ii) is in good standing in all other jurisdictions in which it is required to be qualified to do business as a foreign corporation or limited liability company (except where the failure to so qualify would not materially and adversely affect the actual or prospective business, financial condition or operations of the Borrowers taken as a whole), (iii) has obtained all licenses and permits and has filed all registrations necessary to the operation of its business (except where the failure to so obtain such licenses or permits or file such registrations would not materially and adversely affect the actual or prospective business, financial condition or operations of the Borrowers taken as a whole), and (iv) is in compliance with all Requirements of Law (except where the failure to so comply would not materially and adversely affect the actual or prospective business, financial condition or operations of the Borrowers taken as a whole). The federal tax identification number of each of the Borrowers is as follows:

                Name of Borrower                     Tax Identification Number
                ----------------                     -------------------------

                Zoltek Companies, Inc.               43-1311101

                Zoltek Corporation                   43-0549050

                Cape Composites, Inc.                95-4544333

                Engineering Technology Corporation   36-4324359

                Zoltek Properties, Inc.              43-1186706

                Hardcore Composites Operations, LLC  51-0396406

            (b) Authorization by the Borrowers. The execution, delivery and
                ------------------------------
performance by each of the Borrowers of the Loan Documents are within each such Borrower's corporate or limited liability company powers, have been duly authorized by all necessary corporate or limited liability company action, and do not contravene (i) such Borrower's articles of incorporation, articles of organization, certificate of formation, bylaws, operating agreement or other organization documents or (ii) any law or contractual restriction binding on or affecting such Borrower or its properties and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral other than any such lien in favor of the Bank.

            (c) Approval of Governmental Bodies. Except for such
                -------------------------------
filings and recordings as may be necessary to create, record or perfect any security interests and/or other liens created by any of the Loan Documents, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by each of the Borrowers of the Loan Documents or the exercise by the Bank of its rights thereunder, including, without limitation, the sale or other disposition of any of the Collateral to any Person.

            (d) Enforceability of Obligations. The Loan Documents are the
                -----------------------------
legal, valid and binding obligations of each of the Borrowers which is a party thereto, enforceable against such Borrowers in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditors' rights generally and subject to the discretion of courts in applying equitable remedies.

            (e) Financial Statements. All financial statements of the Borrowers
                --------------------
which have been furnished to the Bank fairly present the financial condition of each of the Borrowers, as of the dates reflected on the financial statements, and fairly present the results of the Borrowers operations for the period covered thereby, all in accordance with GAAP, subject in the case of unaudited interim financial statements to the absence of footnotes required by GAAP. Except as set forth on Schedule 4.03(b), as
                                                      ----------------
of the date of this Agreement, there has been no material change in such conditions or such operations since the most recent financial statements submitted to the Bank.

            (f) Litigation. There is no pending or threatened action or
                ----------
proceeding affecting the Borrowers or their properties before any court, governmental agency or arbitrator which could reasonably be expected to materially and adversely affect the financial condition or business prospects of the Borrowers taken as a whole.

            (g) Investments. The Borrowers have no loans to or investments
                -----------
in any Person except as may be permitted under Section 6.02(c) hereof.
                                               ---------------

            (h) Existing Debt. The Borrowers have no Debt other than
                -------------
Permitted Debt and Debt reflected on its most recent financial statements submitted to the Bank.

            (i) Leases. The Borrowers have no interest in any existing leases
                ------
other than the personal property and real property leases described in
Schedule 5.01(i) hereto, which schedule shall be updated by the Borrowers at
---------------
the time of any material change in the leases described therein and which revised schedule shall be promptly furnished to the Bank. Notwithstanding the foregoing, the Borrowers shall not be required to list on Schedule 5.01(i)
                                                              ----------------
any personal property or real property leases under which the Borrowers' remaining lease payments or other obligations thereunder do not exceed $50,000.00.

            (j) Outstanding Guaranties. The Borrowers have no guarantees
                ----------------------
outstanding, other than (i) the endorsement of instruments for collection in the ordinary course of the Borrowers' business and (ii) guarantees by a Borrower of any Debt of any other Borrower.

            (k) Taxes. Except as otherwise disclosed on Schedule 4.03(b)
                -----                                   ----------------
attached hereto, the Borrowers have filed all required federal, state, local and other tax returns and has paid, or made adequate provision for the payment of, any taxes due pursuant thereto or pursuant to any assessment received by the Borrowers except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

            (l) Employee Plans. Except as disclosed on Schedule 5.01(l), the
                --------------
Borrowers have no ERISA Plans.

            (m) Stock and Records. All outstanding capital stock of
                -----------------
each of the Borrowers which is a corporation was and is properly issued, and all books and records of each of the Borrowers, including but not limited to such Borrower's minute books, bylaws, operating agreement and books of account, are accurate and complete in all material respects. None of the Borrowers which is a corporation is obligated now or hereafter to redeem or otherwise acquire, or pay any dividends or make any other distributions in respect of, any of its stock.

            (n) Hazardous Materials. Except as disclosed on Schedule 5.01(n)
                -------------------                         ----------------
hereto, the Borrowers have duly complied with all Environmental Laws and all of their facilities, leaseholds, assets and other property are in compliance with all Environmental Laws, except where the failure to so comply would not materially and adversely affect the actual or prospective business, financial condition or operations of the Borrowers taken as a whole. Except as disclosed on Schedule 5.01(n) hereto, there are no
                              ----------------
outstanding or threatened citations, notices or orders of noncompliance issued to the Borrowers or relating to their facilities, leaseholds, assets or other property which could reasonably be expected to have a material adverse affect on the actual or prospective business, financial condition or operations of the Borrowers taken as a whole. The Borrowers have taken all reasonable steps necessary to determine, and they have determined, that (except as disclosed on Schedule 5.01(n) hereto) no Hazardous Substances
                        ----------------
have been disposed of, released on, released from or otherwise affect any of the Borrowers' facilities, leaseholds, assets and other property which could reasonably be expected to have a material adverse affect on the actual or prospective business, financial condition or operations of the Borrowers taken as a whole. The Borrowers have been issued all licenses, certificates, permits or other authorizations required under any Environmental Law or by any federal, state or local governmental or quasi-governmental entity, except for such licenses, certificates, permits and other authorizations the failure to have could not reasonably be expected to have a material adverse affect on the actual or prospective business, financial condition or operations of the Borrowers taken as a whole.

            (o) Negative Pledges. No Borrower is a party to or bound by any
                ----------------
indenture, contract or other instrument or agreement which prohibits the creation, incurrence or sufferance to exist of any mortgage, pledge, lien, security interest or other encumbrance upon any of the Collateral.

            (p) Title to Property; Liens. Except for Permitted Liens, the
                ------------------------
Borrowers have good and marketable title to all assets and other property purported to be owned by them, and the Bank has a perfected lien in all of the Collateral subject to no other liens or claims except for Permitted Liens.

            (q) Insolvency. After the execution and delivery of the Loan
                ----------
Documents and the disbursement of the initial Loan hereunder, the Borrowers will not be insolvent within the meaning of the United States Bankruptcy Code or unable to pay their debts as they mature.

            (r) Intellectual Property. The Borrowers own, license or otherwise
                ---------------------
have an interest in the patents, trademarks, trade names, copyrights and other like intellectual property described on Schedule 5.01(r) and none
                                                  ----------------
other.

            (s) Survival of Representations. All representations and warranties
                ---------------------------
made in this SECTION 5 shall survive the execution and delivery of the
             ---------
Loan Documents and the making of the Loans.

            (t) Regulated Entities. None of the Borrowers, any Person
                ------------------
controlling the Borrowers, or any subsidiary of the Borrowers, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Borrowers are not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur indebtedness or grant liens or encumbrances to or against any of their properties.

            (u) Use of Proceeds. The proceeds of the Loans shall be used
                ---------------
solely for the purposes set forth in Sections 2.02 and 2.03 and shall
                                     -------------     ----
not be used directly or indirectly for purposes of purchasing or carrying any "margin stock" as defined in any regulations of the Federal Reserve Board.

SECTION 6.  COVENANTS OF THE BORROWER

     6.01.  AFFIRMATIVE COVENANTS. So long as any Obligations remain unpaid
            ----------------------
or the Bank shall have any commitment to extend credit to or for the benefit of the Borrowers, unless otherwise consented to in writing by the Bank, the Borrowers shall:

            (a) Compliance with Laws. Comply in all material respects with all
                --------------------
applicable laws, rules, regulations and orders affecting the Borrowers or their properties, including, without limitation, all Environmental Laws, the noncompliance with which could reasonably be expected to have a material adverse affect on the actual or prospective business, financial condition or operations of the Borrowers taken as a whole.

            (b) Reporting Requirements. Furnish to the Bank:
                ----------------------

                (i)   Consolidated Quarterly Statements. As soon as available
                      ---------------------------------
                      and in any event within 60 days after the end of each of the first three quarters of each fiscal year of Parent, an internally prepared consolidated balance sheet of Parent as of the end of such quarter and an internally prepared consolidated income statement as of the end of such quarter and for the fiscal year-to-date, each certified by Parent's chief financial officer;

                (ii)  Consolidated Audited Year-End Statements. As soon as
                      ----------------------------------------
                      available and in any event within 120 days after the end of each fiscal year of Parent, final audited consolidated financial statements (as described above but including a statement of changes in financial position) as of the end of such fiscal year of Parent, prepared by independent certified accountants satisfactory to the Bank and a copy of any management, operation or other letter or correspondence from such accountant to the Borrowers in connection therewith;

                (iii) Preliminary Year-End Statements. As soon as available
                      -------------------------------
                      and in any event within 30 days after the end of each fiscal year of Parent, internally prepared consolidated year-end financial statements (including, without limitation, a balance sheet, income statement, and statement of cash flows) as of the end of such fiscal year certified by Parent's chief financial officer;

                (iv)  Projections. Upon the written request of the Bank,
                      -----------
                      detailed quarterly consolidated projections of Parent's earnings for the next fiscal year of Parent;

                (v)   Monthly Compliance Certificates. As soon as available and
                      -------------------------------
                      in any event within 15 days after the end of the month, a compliance certificate, in the form attached hereto as Exhibit D, setting forth (A) detailed written calculations
                      ---------
                      for such period or as of the last day of such period, as appropriate, indicating Borrowers' compliance (or failure of compliance) with each of the covenants sets forth in
                      Section 6.03 below, and (B) a certification that no
                      ------------
                      Default or Event of Default exists as of the date of such certificate, or if any Default or Event of Default exists, providing detailed information concerning the nature of all existing Defaults or Events of Default, which such compliance certificate shall be certified by Parent's Chief Financial Officer or President; and

                (vi)  Other. Such other information respecting the condition or
                      -----
                      operations, financial or otherwise, of the Borrowers as the Bank may reasonably request from time to time.

All financial statements described in clauses (i), (ii), and (iii) shall be prepared in accordance with GAAP on a basis consistent with the financial statement of Parent dated December 31, 2000 (except for changes in accordance with GAAP which are concurred in by Parent's independent certified public accountants), except that unaudited financial statements shall be subject to normal year-end audit adjustments, and need not contain footnotes.

            (c) Borrowing Base Certificates. Furnish to the Bank, within
                ---------------------------
fifteen (15) days after the end of each month (unless otherwise required under Section 4.04 hereof), a Borrowing Base Certificate in the form of
      ------------
Exhibit C hereto, showing, as of the close of business on the last day of
---------
the immediately preceding month, the Borrowing Base.

            (d) Preservation of Business and Existence. Carry on and conduct its
                --------------------------------------
principal business substantially as it is now being conducted; maintain in good standing its existence and its right to transact business in those states in which it is now or may hereafter be doing business; and maintain all licenses, permits and registrations necessary to the conduct of its business (except where the failure to so maintain its right to transact business or to maintain such licenses, permits or registrations would not materially and adversely affect the actual or prospective business, financial condition or operations of the Borrowers taken as a whole).

            (e) Insurance. Insure and keep insured at all times with financially
                ---------
sound and reputable insurers which are reasonably satisfactory to the Bank
(i) all of the Borrowers' property of an insurable nature, including, without limitation, all real estate, equipment, fixtures and inventories, against fire and other casualties in such a manner and to the extent that like properties are usually insured by others owning properties of a similar character in a similar locality or as otherwise reasonably required by the Bank, with the proceeds of such casualty insurance payable solely to Bank as its interest may appear, and (ii) against liability on account of damage to persons or property (including product liability insurance and all insurance required under all applicable worker's compensation laws) caused by the Borrowers or their officers, directors, employees, agents or contractors in such a manner and to the extent that like risks are usually insured by others conducting similar businesses in the places where the Borrowers conduct their business or as otherwise reasonably required by the Bank, with the Bank being named as an additional insured under such liability policies.
The Borrowers shall cause the insurers under all of the Borrowers insurance policies to provide the Bank at least 30 days prior written notice of the termination of any such policy before such termination shall be effective and to agree to such other matters in respect of any such casualty insurance as provided in the Bank's loss payee endorsement provided to the Borrowers.
In addition, the Borrowers will, upon request of the Bank at any time, furnish a written summary of the amount and type of insurance carried, the names of the insurers and the policy numbers, and deliver to the Bank certificates with respect thereto.

            (f) Payment of Taxes. Pay and discharge, before they become
                ----------------
delinquent, all taxes, assessments and other governmental charges imposed upon it, its properties, or any part thereof, or upon the income or profits therefrom and all claims for labor, materials or supplies which if unpaid might be or become a lien or charge upon any of its property, except such items as it is in good faith appropriately contesting and as to which adequate reserves have been provided to the Bank's reasonable satisfaction.

            (g) Maintenance of Properties and Leases. Maintain, preserve and
                ------------------------------------
keep its properties and every part thereof in good repair, working order and condition (except for such properties as the Borrowers in good faith determine are not useful in the conduct of its business); from time to time make all necessary and customary property repairs, renewals, replacements, additions and improvements thereto so that at all times the efficiency thereof shall be fully preserved and maintained; and maintain all leases of real or personal property in good standing, free of any defaults by the Borrowers thereunder.

            (h) Employee Plans. (i) Notify the Bank promptly of the
                --------------
establishment of any Plan, except that prior to the establishment of any "welfare plan" (as defined in Section 3(1) of ERISA) covering any
                                  ------------
employee of the Borrowers for any period after such employee's termination of employment other than such period required by the Consolidated Omnibus Budget Reconciliation Act of 1986 or "defined benefit plan" (as defined in
Section 3(35) of ERISA), it will obtain the Bank's prior written approval of
-------------
such establishment; (ii) at all times make prompt payments or contributions to meet the minimum funding standards of Section 412 of the Internal Revenue
                                         -----------
Code of 1986, as amended, with respect to each Plan; (iii) promptly after the filing thereof, furnish to the Bank a copy of any report required to be filed pursuant to Section 103 of ERISA in connection with each Plan for each
                  -----------
Plan year, including but not limited to the Schedule B attached thereto, if applicable; (iv) notify the Bank promptly of any "reportable event" (as defined in Section 4043 of ERISA) or any circumstances arising in connection
           ------------
with any Plan which might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer the Plan, the initiation of any audit or inquiry by the Internal Revenue Service or the Department of Labor of any Plan or transaction(s) involving or related to any Plan, or any "prohibited transaction" as defined in Section 406 of ERISA or Section 4975(c) of
                           -----------             ---------------
the Internal Revenue Code of 1986, as amended, (v) notify the Bank prior to any action that could result in the assertion of liability under Subtitle E of Title IV of ERISA caused by the complete or partial withdrawal from any multi-employer plan or to terminate any defined benefit plan sponsored by any Borrower; and (vi) promptly furnish such additional information concerning any Plan as the Bank may from time to time request.

            (i) Notice of Default. Give prompt notice in writing to the Bank
                -----------------
of any breach of any of the representations, warranties or covenants in this Agreement or the other Loan Documents or any development or the occurrence of any event, financial or otherwise, which constitutes a Default or an Event of Default or which constitutes a material default under any other material agreement to which any Borrower is a party or which may or shall materially and adversely affect the business, properties or affairs of the Borrowers taken as a whole or the ability of the Borrowers as a whole to pay and perform their obligations under this Agreement or the other Loan Documents.

            (j) Books and Records; Inspection; Bank Audits. Maintain complete
                ------------------------------------------
and accurate books and financial records in accordance with GAAP; during normal working hours permit the Bank and Persons designated by the Bank to visit and inspect its properties and to conduct any environmental tests or audits thereon, to inspect its books and financial records (including its journals, orders, receipts and correspondence which relates to its Accounts), and to discuss its affairs, finances and Accounts and operations with its directors, officers, employees and agents and its independent public accountants; and permit the Bank and Persons designated by the Bank to perform audits of such books and financial records when and as requested by the Bank; and pay to the Bank or Persons designated by the Bank an audit fee based on the Bank's then current audit rate (which rate is presently $575.00 per day) plus expenses for each such audit.

            (k) Bank May Perform Obligations; Further Assurances. Permit the
                ------------------------------------------------
Bank, if the Bank so elects in its sole discretion, to pay or perform any of the Borrowers' Obligations hereunder or under the other Loan Documents (subject to the Borrowers' contest rights contained herein or therein) and to reimburse the Bank, on demand, or, if the Bank so elects, by the Bank making a Revolving Credit Loan on the Borrowers' behalf and charging the Loan
Account accordingly, for all amounts expended by or on behalf of the Bank in connection therewith and all costs and expenses incurred by or on behalf of the Bank in connection therewith; and execute, deliver or perform, or cause to be executed, delivered or performed, all such documents, agreements or acts, as the case may be, as the Bank may reasonably request from time to time to create, perfect, continue or otherwise assure the Bank with respect to any lien or security interest created or purported to be created by any of the Loan Documents or to otherwise create, evidence, assure or enhance the Bank's rights and remedies under, or as contemplated by, the Loan
Documents or at law or in equity.

            (l) Bank Accounts. Maintain at all times all of its time, demand
                -------------
and like deposit accounts with the Bank.

            (m) Location of Collateral and Borrower Name. Keep all Collateral,
                ----------------------------------------
other than inventory in transit and motor vehicles, at one or more of the locations set forth on Schedule 6.01(m) attached hereto and shall not remove
                       ----------------
any Collateral therefrom except for, for so long as there exists no Event of Default, (i) inventory sold in the ordinary course of the Borrowers'
business, and (ii) dispositions of obsolete equipment to the extent permitted under this Agreement. Borrowers' legal name and all tradenames are as set forth on Schedule 6.01(m) and Borrowers shall not change any such
                ----------------
names without giving the Bank thirty (30) days prior written notice.

            (n) Life Insurance. Maintain life insurance in an aggregate amount
                --------------
of at least $10,000,000.00, insuring the life of Rumy, with Parent named as beneficiary therein, and assign said insurance to the Bank as security for the Obligations.

     6.02.  NEGATIVE COVENANTS. So long as any Obligations remain unpaid or the
            -------------------
Bank shall have any commitment to extend credit to or for the benefit of the Borrowers, unless otherwise consented to in writing by the Bank, the Borrowers shall not:

            (a) Liens and Security Interests. Create or suffer to
                ----------------------------
exist any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of the Borrowers' personal property or real property, whether now owned or hereafter acquired, except for Permitted Liens.

            (b) Debt. Create or suffer to exist any Debt except for Permitted
                ----
Debt.

            (c) Restricted Investments. Make or permit to exist any loans
                ----------------------
or advances to or any other investment in any Person (including any shareholders of the Borrowers or any Affiliates), except loans, advances and/or investments in (i) a Borrower, (ii) interest-bearing United States Government obligations, (iii) certificates of deposit issued by or time deposits with any commercial bank organized and existing under the laws of the United States or of any state thereof having capital and surplus of not less than $10,000,000, (iv) prime commercial paper rated AAA by Standard and Poor's or Prime P-1 by Moody's Investor Service, Inc., or (v) agreements involving the sale and guaranteed repurchase of United States Government securities. All instruments and documents evidencing such investments shall be pledged to the Bank promptly after the Borrowers' receipt thereof, shall be security for the Obligations, and shall be Collateral hereunder.

            (d) Structure; Disposition of Assets. Merge or consolidate with
                --------------------------------
or otherwise acquire, or be acquired by, any other Person; or sell, lease or otherwise transfer all or any part of their properties other than, for so long as there exists no Event of Default, (i) the sale of inventory in the ordinary course of the Borrowers' business and (ii) the disposition of obsolete equipment subject to Section 3.04 hereof.
                                 ------------

            (e) Sale-Leasebacks; Subsidiaries; New Business. Enter into any sale
                -------------------------------------------
and leaseback transaction with respect to any of their properties or create any subsidiary, or manufacture any goods, render any services or otherwise enter into any business which is not substantially similar to that existing on the Closing Date.

            (f) Conflicting Agreements. Enter into any agreement any term
                ----------------------
or condition of which conflicts with any provision of this Agreement or the other Loan Documents.

            (g) Changes in Accounting Principles; Fiscal Year. Make any change
                ---------------------------------------------
in their principles or methods of accounting as currently in effect, except such changes as are permitted by GAAP and concurred in by Parent's independent certified public accountants, or, without obtaining the Bank's prior written consent, change its fiscal year.

            (h) Transactions With Affiliates. Enter into or be a party to any
                ----------------------------
transaction or arrangement, including without limitation, the purchase, sale or exchange of property of any kind or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Borrowers' business and upon fair and reasonable terms substantially as favorable to the Borrowers as those which would be obtained in a comparable arms-length transaction with a non-Affiliate.

            (i) Environmental Matters. Cause a release, omission or discharge
                ---------------------
of any Hazardous Substances in excess of amounts thereof permitted pursuant to applicable Environmental Laws and will not operate their business in violation of any applicable Environmental Laws or other applicable laws, the violation of which could reasonably be expected to have a material adverse effect on the actual or prospective business, financial condition or operations of the Borrowers taken as a whole.

            (j) Change in Management. Permit anyone other than Rumy, or such
                 -------------------
other individual acceptable to the Bank in its sole reasonable judgment, to serve as the Chief Executive Officer of Zoltek Corporation, or to materially alter the authority or duties of such Chief Executive Officer.

     6.03.  SPECIFIC FINANCIAL COVENANTS. So long as any Obligations remain
            -----------------------------
unpaid or the Bank shall have any commitment to extend credit to or for the benefit of the Borrowers, unless otherwise consented to in writing by the Bank:

            (a) Minimum Working Capital. Parent shall maintain at all times,
                -----------------------
on a consolidated basis, Minimum Working capital of not less than $18,000,000.00.

            (b) Debt Coverage Ratio. Parent shall not permit its Debt Coverage
                -------------------
Ratio, on a consolidated basis and measured as at the end of each fiscal quarter of the Borrowers, to be less than the ratio set forth below for the relevant time period:

                Quarter Ending                   Debt Coverage Ratio
                --------------                   -------------------

                9/30/01                          0.9 to 1.0

                All quarters ending thereafter   1.0 to 1.0

            (c) Current Ratio. Parent shall at all times maintain, on a
                -------------
consolidated basis, a minimum Current Ratio of no less than 2.0 to 1.0.

            (d) Inventory Turn Ratio. From and after March 31, 2002, Parent
                --------------------
shall maintain at all times, on a consolidated basis, a minimum
Inventory Turn Ratio of at least 3.0 to 1.0.

            (e) Capital Expenditures. Borrowers shall not make Capital
                --------------------
Expenditures which exceed, in the aggregate and on a consolidated basis, during any fiscal year of the Borrowers, the amounts set forth below for the periods set forth below:

                Time Period                   Maximum Capital Expenditures
                -----------                   ----------------------------

                Closing Date through 9/30/01         $2,500,000.00

                10/1/01 and thereafter               $3,000,000.00

SECTION 7.  DEFAULT

     7.01.  EVENTS OF DEFAULT. Each of the following events shall
            ------------------
constitute an Event of Default hereunder:

            (a) The Borrowers shall fail to pay any principal of or interest on any Note when due; or

            (b) The Borrowers shall fail to pay any Obligations due the Bank pursuant to Sections 3.04, 3.09, or 8.05 in accordance with the terms thereof; or

            (c) The Borrowers shall fail to pay any other monetary Obligations within five (5) days after notice thereof is given to the Borrowers; or

            (d) The Borrower shall fail to perform or observe any of the provisions contained in Sections 3.07(a), 6.01(d), 6.01(e), 6.01(f), 6.01(i), 6.01(j), 6.01(k), 6.01(l), 6.01(m), 6.02 or 6.03 of this Agreement;
or

            (e) The Borrowers shall fail to perform or observe any other covenant or undertaking contained herein within fifteen (15) days after notice thereof is given to any Borrower by the Bank, or the Borrowers shall fail to pay, perform or observe any covenant or undertaking contained in any of the other Loan Documents beyond any applicable grace or cure period, or any other default or event of default (however defined or described) shall occur under any other Loan Document; or

            (f) Any representation or warranty made or furnished by the Borrowers (or any of their officers) in connection with this Agreement or the other Loan Documents shall prove to have been incorrect or misleading in any material respect when made, or any such representation or warranty shall become incorrect or misleading in any material respect and the Borrowers shall fail to give the Bank prompt written notice thereof; or

            (g) The Borrowers shall (i) fail to pay any Debt in a principal amount in excess of $150,000.00 (other than the Debt described in Sections 7.01(a), 7.01(b) and 7.01(c) above) of the Borrowers, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after any applicable grace period specified in the agreement or instrument relating to such Debt, or (ii) fail to perform or observe any covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Debt when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to pay or perform or observe is to accelerate or to permit the acceleration of the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof as a result of a default by a Borrower; or

            (h) Any of the Borrowers shall cease to be solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors; or any petition for an order for relief shall be filed by or against any of the Borrowers under the federal Bankruptcy Code or any similar state insolvency statute
(if against any of the Borrowers, the continuation of such proceeding for more than sixty (60) days); or any of the Borrowers shall make any offer of settlement, extension or composition to their respective unsecured creditors generally; or

            (i) There shall occur a cessation of a material part of the business of any of the Borrowers for a period which materially and adversely affects the capacity of the Borrowers taken as a whole to continue the Borrowers' business on a profitable basis; or any of the Borrowers shall suffer the loss or revocation of any material license or permit now held or hereafter acquired by such Borrower which is necessary to the continued or lawful operation of its business; or any of the Borrowers shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which any Borrower leases, uses or occupies any property shall be canceled or terminated prior to the expiration of its stated term; or any material part of the Collateral shall be taken through condemnation or the value of such Collateral shall be materially impaired through condemnation; or

            (j) Rumy shall die, be judicially declared incompetent, or shall fail to perform fully those duties being performed by him for the benefit of the Borrowers on the Closing Date; or

            (k) Any Borrower shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any lien granted to the Bank;
or

            (l) A final judgment or order for the payment of money in excess of $50,000.00 or final judgments or orders for the payment of money in excess of an aggregate of $100,000.00 shall be rendered against any Borrower and such judgment(s) or order(s) shall not have been vacated, discharged, stayed, or bonded and shall continue unsatisfied and in effect for a period of 60 consecutive days; or

            (m) In the Bank's judgment, there shall occur a material adverse change in the business prospects or financial condition of the Borrowers; or

            (n) The Bank shall deem itself insecure.

     7.02.  OBLIGATION TO LEND; ACCELERATION. Upon or after the occurrence and
            ---------------------------------
during the continuation of any Default, the Bank may declare the obligation of the Bank to make Revolving Credit Loans or to otherwise extend credit hereunder to be terminated, whereupon the same shall forthwith terminate, or, if the Bank so elects, reduce Collateral advance rates or otherwise reduce the maximum Borrowing Base by such amounts as the Bank elects in its sole and absolute discretion from time to time. Upon or after the occurrence and during the continuation of any Event of Default, the Bank may declare the Notes, all interest thereon, and all other Obligations to be forthwith due and payable, whereupon the Notes, all such interest thereon and all such other Obligations shall become and be forthwith due and payable, without presentment, protest or further notice or demand of any kind, all of which are hereby expressly waived by the Borrowers.

     7.03.  REMEDIES. Upon or after the occurrence and during the continuation
            ---------
of any Event of Default, the Bank shall have and may exercise from time to time the following rights and remedies:

            (a) All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which the Bank may be entitled, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, and all of which shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents.

            (b) The right to take immediate possession of the Collateral, and
(i) to require the Borrowers to assemble the Collateral, at the Borrowers' expense, and make it available to the Bank at a place designated by the Bank which is reasonably convenient to both parties, and (ii) to enter upon and use any premises in which the Borrowers have an ownership, leasehold or other interest, or wherever any of the Collateral shall be located, and to store, remove, abandon, manufacture, sell, dispose of or otherwise use all or any part of the Collateral on such premises without the payment of rent or any other fees by the Bank to the Borrowers for the use of such premises or such Collateral.

            (c) The right to sell or otherwise dispose of all or any inventory or equipment in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as the Bank, in its sole discretion, may deem advisable. The Borrowers agree that ten (10) days written notice to any of the

Borrowers of any public or private sale or other disposition of such Collateral shall be reasonable notice thereof, and such sale shall be at such locations as the Bank may designate in such notice. The Bank shall have the right to conduct such sales on the Borrowers' premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. The Bank shall have the right to sell, lease or otherwise dispose of such Collateral, or any part thereof, for cash, credit or any combination thereof, and the Bank may purchase all or any part of such Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may setoff or credit the amount of such price against the Obligations.

            (d) The Bank is hereby granted a license or other right to use, without charge, all of the Borrowers' labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature as it pertains to the Collateral or any other property of the Borrowers, in storing, removing, transporting, manufacturing, advertising, selling or otherwise using the Collateral, and the Borrowers' rights in and under such property shall inure to the Bank's benefit.

            (e) The proceeds realized from the sale of any Collateral may be applied, after the Bank is in receipt of good funds, as follows: first, to the reasonable costs, expenses and attorneys' fees and expenses incurred by the Bank for collection and for acquisition, completion, manufacture, protection, removal, storage, sale and delivery of the Collateral; second, to any fees or expenses due the Bank under the Loan Documents; third, to interest due upon any of the Obligations; and fourth, to the principal of the Obligations; or in such other manner as the Bank may elect in its sole discretion. If any deficiency shall arise, the Borrowers shall remain jointly and severally liable to the Bank therefor. Any surplus remaining after payment in full of the Obligations will be returned to the Borrowers or to whomever may be legally entitled thereto.

     7.04.  RIGHT OF SET-OFF. Upon or after the occurrence and during the
            -----------------
continuation of any Event of Default, the Bank is hereby authorized at any time and from time to time, without notice to the Borrowers (any such notice being hereby waived by the Borrowers), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrowers against any and all of the Obligations irrespective of whether or not the Bank shall have made any demand under this Agreement or the other Loan Documents and although such Obligations may be unmatured. The rights of the Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have.

SECTION 8.  MISCELLANEOUS

     8.01.  NOTICES. Except as otherwise provided herein, all notices, requests
            --------
and demands to or upon a party hereto to be effective shall be in writing and shall be personally delivered, mailed by certified or registered mail, return receipt requested, sent prepaid by reliable overnight courier or sent by facsimile transmission. Unless otherwise expressly provided herein, notices shall be deemed to have been validly given when delivered against receipt; or, in the case of mailing, three (3) Business Days after deposit in the mail in the continental United States, postage prepaid; or, in the case of reliable overnight courier, on the Business Day after the courier accepts delivery of such item for next Business Day delivery; or, in the case of facsimile transmission, when sent against confirmation of receipt prior to 5:00 p.m. local time at the recipient's office, in each case addressed as follows:

If to the Bank:
---------------

         Southwest Bank of St. Louis
         13205 Manchester Road
         St. Louis, Missouri 63131
         Attention: Robert J. Witterschein
         Telecopy No.: (314) 543-3377
and with a copy to:
-------------------

         Armstrong Teasdale LLP
         One Metropolitan Square, Suite 2600
         St. Louis, Missouri 63102
         Attention: John J. O'Brien, Esq.
         Telecopy No.: (314) 621-5065
If to the Borrower:
-------------------

         Zoltek Companies, Inc., as agent for all the Borrowers
         3101 McKelvey Road
         St. Louis, Missouri 63044
         Attention: Zsolt Rumy
         Telecopy No.: (314) 291-9082
and with a copy to:
-------------------

         Thompson Coburn LLP
         One Firstar Plaza, Suite 3400
         St. Louis, Missouri 63101
         Attention: Thomas A. Litz, Esq.
         Telecopy No.: (314) 552-7072

or to such other address or telecopy number as each party may designate for itself by like notice given in accordance with this Section 8.01.
                                                    ------------

     8.02.  POWER OF ATTORNEY. The Borrowers hereby irrevocably designate, make,
            ------------------
constitute and appoint the Bank (and all Persons designated by the Bank) as the Borrowers' true and lawful attorney (and agent-in-fact) and the Bank, or the Bank's agent, may, without notice to the Borrowers and in either the Borrowers' or the Bank's name, but at the cost and expense of the Borrowers:

            (a) At such time or times hereafter as the Bank or such agent, in its sole discretion, may determine, endorse the Borrowers' name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of the Bank or under the Bank's control; and

            (b) At such time or times upon or after the occurrence and during the continuance of any Event of Default as the Bank or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of the Borrowers' rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or otherwise transfer any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as the Bank deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign the Borrowers' name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and process all mail addressed to the Borrowers and to notify postal authorities to change the address for delivery thereof to such address as the Bank may designate; (vii) endorse the name of any of the Borrowers upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of the Bank on account of the Obligations; (viii) endorse the name of any of the

Borrowers upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, inventory and any other Collateral; (ix) use the Borrowers' stationery and sign the name of any of the Borrowers to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, inventory, equipment and any other Collateral and to which the Borrowers have access; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in the Bank's good faith determination, to fulfill the Borrowers' obligations under this Agreement.

     8.03. INDEMNITY. The Borrowers, jointly and severally, hereby agree to
           ----------
indemnify the Bank and its shareholders, directors, officers, employees and agents and hold the Bank and such other indemnitees harmless from and against any liability, loss, expense, damage, suit, action or proceeding now or hereafter suffered or incurred by the Bank or such other indemnitees as the result of any Borrower's failure to observe, perform or discharge any of the Borrowers' duties under any of the Loan Documents, any misrepresentation made by or on behalf of the Borrowers under any of the Loan Documents or any use of Loan proceeds by the Borrowers. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against the Bank or such other indemnitees by any Person under any Environmental Laws or similar laws by reason of the Borrowers' failure to comply with laws applicable to Hazardous Substances. The obligation of the Borrowers under this Section 8.03 shall survive the payment in full of the Obligations and
     ------------
the termination of this Agreement.

     8.04.  ENTIRE AGREEMENT; MODIFICATION OF AGREEMENT; SALE OF INTEREST.
            --------------------------------------------------------------
This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by the Borrowers and the Bank. The Borrowers may not sell, assign or transfer any interest in this Agreement and any of the other Loan Documents, or any portion thereof, including, without limitation, the Borrowers' rights, title, interests, remedies, powers and duties hereunder or thereunder. The Borrowers hereby consent to the Bank's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, the Bank's rights, title, interests, remedies, powers and duties hereunder or thereunder.

     8.05.  REIMBURSEMENT OF EXPENSES. If, at any time or times prior or
            --------------------------
subsequent to the date hereof, regardless of whether or not an Event of Default then exists or any of the transactions contemplated hereunder are concluded, the Bank employs counsel for advice or other representation, or incurs legal and/or appraisers', liquidators', engineers' expenses and/or other costs or out-of-pocket expenses in connection with: (i) the negotiation and preparation of this Agreement and any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents, or any sale or attempted sale of any interest herein to a participating lender or other Person; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by the Bank, the Borrowers or any other Person) in any way relating to the Collateral, this Agreement, any of the other Loan Documents or the Borrowers' affairs; (iv) any attempt to enforce any rights of the Bank against the Borrowers or any other Person which may be obligated to the Bank by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors, irrespective of whether litigation is commenced in pursuance of such rights; or (v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, manufacture, liquidate or otherwise dispose of or realize upon the Collateral (all of which are hereinafter collectively referred to as the "Expenses"); then, in any such event, such Expenses shall be payable, on demand, by the Borrowers to the Bank, and shall be additional Obligations hereunder secured by the Collateral and may be funded, if the Bank so elects, by the Bank making a Revolving Credit Loan on the Borrowers' behalf, paying the same to the appropriate Persons, and charging the Loan Account accordingly. Additionally, if any taxes (excluding taxes imposed upon or measured by the net income of the Bank) shall be payable on account of the execution or delivery of this Agreement or the other Loan Documents, or the execution, delivery, issuance or recording of any of the Loan Documents, or the creation of any of the Obligations hereunder, by reason of any existing or hereafter enacted federal, state or local statute or other law, the Borrowers will pay all such taxes, including, but not limited to, any interest and penalties thereon, and will indemnify and hold the Bank harmless from and against liability in connection therewith.

     8.06.  INDULGENCES NOT WAIVERS. The Bank's failure, at any time or times
            ------------------------
hereafter, to require strict performance by the Borrowers of any provision of this Agreement or the other Loan Documents shall not waive, affect or diminish any right of the Bank thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Bank of a Default or an Event of Default by the Borrower under this Agreement or any of the other Loan Documents shall not suspend, waive or affect any other Default or Event of Default by the Borrowers under this Agreement or any of the other Loan Documents, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Borrowers contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by the Borrowers under this Agreement or any of the other Loan Documents shall be deemed to have been suspended or waived by the Bank, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of the Bank and directed to the Borrowers.

     8.07.  SEVERABILITY. Wherever possible, each provision of this Agreement
            -------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     8.08.  SUCCESSORS AND ASSIGNS. This Agreement and the other Loan Documents,
            -----------------------
shall be binding upon and inure to the benefit of the successors and assigns of the Borrowers and the Bank. This provision, however, shall not be deemed to modify Section 8.04 hereof.
          ------------

     8.09.  GENERAL WAIVERS BY THE BORROWERS. Except as otherwise expressly
            ---------------------------------
provided for in this Agreement, the Borrowers waive: (i) presentment, protest, demand for payment, notice of dishonor demand and protest and notice of presentment, default, notice of nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, Accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Bank on which any Borrower may in any way be liable and hereby ratifies and confirms whatever the Bank may do in this regard; (ii) notice prior to taking possession or control of the Collateral or any bond or security which might be required by any court prior to allowing the Bank to exercise any of the Bank's remedies, including the issuance of an immediate writ of possession; (iii) except as may otherwise be prohibited under applicable law, the benefit of all valuation, appraisement and exemption laws; and (iv) except as may otherwise be prohibited under applicable law, any and all other notices, demands and consents in connection with the delivery, acceptance, performance, default or enforcement of this Agreement or any of the other Loan Documents and/or any of the Bank's rights in respect of the Collateral.

     8.10.  INCORPORATION BY REFERENCE. All of the terms of the other Loan
            ---------------------------
Documents are incorporated in and made part of this Agreement by reference; provided, however, that to the extent of any inconsistency between this Agreement and such other Loan Documents, this Agreement shall prevail and govern.

     8.11.  EXECUTION IN COUNTERPARTS; FACSIMILE SIGNATURES. This
            ------------------------------------------------
Agreement, and any of the other Loan Documents, may be executed in any number of counterparts and by different parties to such Loan Documents in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. A signature of a party to any of the Loan Documents sent by facsimile or other electronic transmission shall be deemed to constitute an original and fully effective signature of such party.

     8.12.  GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement and the
            ---------------------------------------
other Loan Documents have been negotiated, executed and delivered in various jurisdictions. In order to provide for a uniform and well established body of commercial and other law to define and govern the rights and duties of the parties, the parties agree that this Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Missouri without giving effect to any choice of law rules thereof; provided, however, that if any of the Collateral shall be located in any jurisdiction other than Missouri, the laws of such jurisdiction shall govern (a) the perfection and the effect of the perfection or non-perfection of the Bank's security interest or other lien upon such Collateral and (b) the method, manner and procedure for foreclosure of the Bank's security interest or other lien upon such Collateral and the enforcement of the Bank's other remedies in respect of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of Missouri. THE BORROWERS HEREBY CONSENT TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN THE CITY OF ST. LOUIS OR ST. LOUIS COUNTY, MISSOURI OR FEDERAL COURT IN THE EASTERN DISTRICT OF MISSOURI, EASTERN DIVISION, AND WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE BORROWERS AT THE ADDRESS STATED IN SECTION 8.01 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE BORROWERS WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST THE BORROWERS AS PROVIDED HEREIN AND AGREE NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. THE BORROWERS FURTHER AGREE NOT TO ASSERT AGAINST THE BANK (EXCEPT BY WAY OF A DEFENSE OR COUNTERCLAIM IN A PROCEEDING INITIATED BY THE BANK) ANY CLAIM OR OTHER ASSERTION OF LIABILITY WITH RESPECT TO THE LOAN DOCUMENTS, THE BANK'S CONDUCT OR OTHERWISE IN ANY JURISDICTION OTHER THAN THE FOREGOING JURISDICTIONS.

     8.13.  STATUTORY NOTICE. The following notice is given pursuant to
            -----------------
Section 432.045 of the Missouri Revised Statutes; nothing contained in such
---------------
notice shall be deemed to limit or modify the terms of the Loan Documents. "ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR)
FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER
AGREE IN WRITING TO MODIFY IT."

     8.14.  WAIVER OF JURY TRIAL. THE BORROWERS HEREBY WAIVE ANY RIGHT TO
            ---------------------
TRIAL BY JURY (WHICH THE BANK ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL, OR THE BANK'S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.






   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first above written.

                           BORROWERS:

                           ZOLTEK COMPANIES, INC.

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           ZOLTEK CORPORATION

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           CAPE COMPOSITES, INC.

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           ENGINEERING TECHNOLOGY CORPORATION

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           ZOLTEK PROPERTIES, INC.

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           HARDCORE COMPOSITES OPERATIONS, LLC

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------



                           SOUTHWEST BANK OF ST. LOUIS

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                                  Exhibit A
                                  ---------

                            REVOLVING CREDIT NOTE
                            ---------------------


                                                         St. Louis, Missouri
US $10,000,000.00                                               May 11, 2001

     For value received, the undersigned, Zoltek Companies, Inc., a Missouri corporation, Zoltek Corporation, a Missouri corporation, Zoltek Properties, Inc., a Missouri corporation, Engineering Technology Corporation, a Missouri corporation, Cape Composites, Inc., a California corporation, and Hardcore Composites Operations, LLC, a Delaware limited liability company (individually and collectively hereinafter "Borrowers"; all references to "Borrowers" or "Borrower" shall mean each and all of the Borrowers), hereby jointly and severally promise to pay to the order of Southwest Bank of St. Louis (the "Bank"), in lawful money of the United States of America, the principal sum of Ten Million Dollars ($10,000,000.00), or if less, the amount outstanding under Section 2.02 of the Credit Agreement (as
                         ------------
hereinafter defined), together with interest from the date hereof at the rate provided for in the Credit Agreement. Principal and interest of this Note shall be payable at the time or times provided in Section 3 of the
                                                       ---------
Credit Agreement.

     This Revolving Credit Note (this "Note") is the Revolving Credit Note referred to in, and is issued pursuant to, that certain Credit Agreement between the Borrowers and the Bank dated even date herewith (as amended or otherwise modified from time to time, the "Credit Agreement"), and is entitled to all of the benefits and security of the Credit Agreement. All of the terms, covenants and conditions of the Credit Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Credit Agreement.

     This Note is secured by the Collateral described in the Credit
Agreement.

     Interest hereunder shall be computed on, the basis of actual days elapsed over the period of a 360-day year. Upon or after the occurrence and during the continuation of any Event of Default, the outstanding principal balance of this Note shall bear interest at a variable rate per annum equal to the Default Rate until the principal balance of this Note is paid in full.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to the Bank for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

     The Borrowers may prepay this Note, in whole or in part, at any time without premium or penalty.

     The termination of the Credit Agreement or the occurrence and continuance of an Event of Default shall entitle the Bank, at its option, to declare the then outstanding principal balance and accrued interest hereon to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon the Borrowers, all of which the Borrowers hereby expressly waive.

     Time is of the essence of this Note. To the fullest extent permitted by applicable law, the Borrowers, for themselves and their successors and assigns, expressly waive presentment, demand, protest and notice of dishonor, and hereby consent to any extensions of time, renewals, release of any parties to or guarantors of this Note, waivers and any other modifications that may be granted or consented to by the Bank from time to time in respect of the time of payment or any other provision of this Note.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Bank in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Bank of any right or remedy preclude any other right, or remedy. The Bank, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against the Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to the Borrowers. The Borrowers agree that, without releasing or impairing the Borrowers' liability hereunder, the Bank may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Missouri.

     BORROWERS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY (WHICH BANK ALSO WAIVES) IN ANY ACTION, SUITE, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE LOAN DOCUMENTS, THE
COLLATERAL, OR BANK'S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

     IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed and delivered by their respective duly authorized representatives as of the date first above written.

                           ZOLTEK COMPANIES, INC.

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           ZOLTEK CORPORATION

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           ZOLTEK PROPERTIES, INC.

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           ENGINEERING TECHNOLOGY CORPORATION

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           CAPE COMPOSITES, INC.

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           HARDCORE COMPOSITES OPERATIONS, LLC

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                                  Exhibit B
                                  ---------

                               TERM LOAN NOTE
                               --------------


                                                         St. Louis, Missouri
US $4,000,000.00                                                May 11, 2001

     For value received, the undersigned, Zoltek Companies, Inc., a Missouri corporation, Zoltek Corporation, a Missouri corporation, Zoltek Properties, Inc., a Missouri corporation, Engineering Technology Corporation, a Missouri corporation, Cape Composites, Inc., a California corporation, and Hardcore Composites Operations, LLC, a Delaware limited liability company (individually and collectively hereinafter "Borrowers"; all references to "Borrowers" or "Borrower" shall mean each and all of the Borrowers), hereby jointly and severally promise to pay to the order of Southwest Bank of St. Louis (the "Bank"), in lawful money of the United States of America, the principal sum of Four Million and 00/100 Dollars ($4,000,000.00), together with interest from and after the date hereof on the unpaid principal balance outstanding at the rate provided for in the Credit Agreement (as hereinafter defined).

     This Term Loan Note (this "Note") is the Term Loan Note referred to in, and is issued pursuant to, that certain Credit Agreement between the Borrowers and the Bank dated even date herewith (as amended from time to time, the "Credit Agreement"), and is entitled to all of the benefits and security of the Credit Agreement. All of the terms, covenants and conditions of the Credit Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Credit Agreement.

     This Note is secured by the Collateral described in the Credit
Agreement.

     Interest hereunder shall be computed on the basis of actual days elapsed over the period of a 360-day year. Upon or after the occurrence and during the continuation of any Event of Default, the outstanding principal balance of this Note shall bear interest at a variable rate per annum equal to the Default Rate until the principal balance of this Note is paid in full.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to the Bank for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

     For so long as no Event of Default shall have occurred and be continuing under the Credit Agreement, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

          (a) Interest on the entire outstanding principal balance hereof shall be payable on the first day of each month (for the immediately preceding month), computed through the last calendar day of the immediately preceding month, commencing June 1, 2001;

          (b) A principal payment in an amount equal to or greater than $500,000,00 shall be made on or before May 10, 2002; and

          (c) On May 10, 2003, a final principal payment equal to the entire unpaid principal balance hereof, together with any and all accrued interest thereon and any other amounts due hereunder shall be immediately payable.

     Payments of principal and interest shall be made to the Bank before 12:00 noon, St. Louis, Missouri time, on the appropriate due date, at its offices in St. Louis, Missouri, or in such other manner as the Bank may elect from time to time. If any payment is due on a day other than a Business Day, such payment shall be due on the next succeeding Business Day.

     The Borrowers may prepay this Note, in whole or in part, at any time without premium or penalty, together with accrued interest on the principal amount so prepaid at the prepayment date. Any partial prepayment shall be applied to principal installments of this Note in the inverse order of their maturities.

     The termination of the Credit Agreement or the occurrence and continuance of an Event of Default shall entitle the Bank, at its option, to declare the then outstanding principal balance and accrued interest hereof to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon the Borrowers, all of which the Borrowers hereby expressly waive.

     Time is of the essence of this Note. To the fullest extent permitted by applicable law, the Borrowers, for themselves and their respective successors and assigns, expressly waive presentment, demand, protest and notice of dishonor, and hereby consent to any extensions of time, renewals, release of any parties to or guarantors of this Note, waivers and any other modifications that may be granted or consented to by the Bank from time to time in respect of the time of payment or any other provision of this Note.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Bank in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Bank of any right or remedy preclude any other right or remedy. The Bank, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against the Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to the Borrowers. The Borrowers agree that, without releasing or impairing the Borrowers' liability hereunder, the Bank may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Missouri.

     BORROWERS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY (WHICH BANK ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE LOAN DOCUMENTS, THE
COLLATERAL, OR BANK'S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

     IN WITNESS WHEREOF, the Borrowers has caused this Note to be executed and delivered by their respective duly authorized representatives as of the date first above written.

                           ZOLTEK COMPANIES, INC.

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           ZOLTEK CORPORATION

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           ZOLTEK PROPERTIES, INC.

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           ENGINEERING TECHNOLOGY CORPORATION

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           CAPE COMPOSITES, INC.

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------

                           HARDCORE COMPOSITES OPERATIONS, LLC

                           By:
                              ---------------------------------
                           Name:
                                -------------------------------
                           Title:
                                 ------------------------------